Protein degraded. Disease targeted. Lives transformed. May 2025

Forward-looking Statements and Intellectual Property FORWARD-LOOKING STATEMENTS The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The forward-looking statements included in this presentation are subject to a variety of risks and uncertainties, including those set forth in our most recent and future filings with the Securities and Exchange Commission. Our actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. This presentation also contains estimates, projections and other information concerning the markets for C4 Therapeutics, Inc.’s product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions and patient use of medicines. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events, and circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, clinical trials studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, from other publicly available information, and from government data and similar sources. INTELLECTUAL PROPERTY C4 Therapeutics, Inc. owns various registered and unregistered trademarks and service marks in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products. All trademarks, service marks, or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks, service marks, and trade names in this presentation are referred to without the symbols ®, SM and , but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights to. © 2025 C4 Therapeutics, Inc. 2

Our Mission To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients’ lives. Our portfolio of degrader medicines pursues targets that may benefit from a degrader approach: Cemsidomide targeting IKZF1/3 for multiple myeloma and non-Hodgkin’s lymphoma CFT8919 targeting EGFR L858R for non-small cell lung cancer CFT19461 targeting BRAF V600 mutant for solid tumors including melanoma & colorectal cancer Internal Discovery Pipeline targets in therapeutic areas in and beyond oncology with a strong degrader rationale and genetic link to disease 3 1CFT1946 Phase 1 trial is ongoing. C4T will not advance CFT1946 beyond the Phase 1 trial

C4T Has Been at the Forefront of TPD Science and Is On the Path to Becoming a Fully Integrated Biotechnology Company © 2025 C4 Therapeutics, Inc. Built TORPEDO platform to design highly catalytic, orally bioavailable degraders Established collaborations with leading global pharmaceutical companies, building expertise across a range of diseases and target classes Assembled strong catalog of intellectual property Progressed four development candidates into the clinic with three clinical trials ongoing Delivered two development candidates to a collaborator for non-oncology targets Achieved blood-brain barrier penetration in several development candidates Advancing clinical programs to approval for patients with high unmet needs Leveraging TORPEDO platform to develop a sustainable pipeline against targets with a strong degrader rationale and genetic link to disease in therapeutic areas in and beyond oncology Expanding application of targeted protein degradation through high-value collaborations Leading the Way in Designing Orally Bioavailable Degraders 2015 – 2020 Delivering on the Promise of Targeted Protein Degradation 2025 and beyond Demonstrating Proof of Concept 2020 – 2025 4 MM cemsidomide data presented in December 2024 at ASH

Focused Pipeline to Advance a Portfolio of Degrader Medicines Targeting Areas of High Unmet Need

PROGRAM	TARGET	INDICATIONS	RESEARCH	PRECLINICAL	EARLY DEVELOPMENT	LATE DEVELOPMENT	RIGHTS
Cemsidomide	IKZF1/3	Multiple Myeloma & Non-Hodgkin's Lymphoma	MM; NHL (bars through Early Development)				C4 Therapeutics
CFT8919[1]	EGFR L858R	Non-Small Cell Lung Cancer	(bar into Early Development)				C4 Therapeutics; Betta Pharmaceuticals
CFT1946[2]	BRAF V600 Mutant	V600 Mutant Cancers	Colorectal Cancer; Melanoma; Other BRAF V600 Mutant Cancers (bars into Early Development)				C4 Therapeutics
Discovery Programs		Oncology & Non-oncology indications	(bar in Research)				C4 Therapeutics

[1] License and collaboration agreement with Betta Pharmaceuticals for development and commercialization in Greater China
[2] In May 2025, C4T announced CFT1946 will not advance beyond Phase 1 and that the company will seek partnership for the BRAF program

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
5

Prioritized Portfolio with Multiple 2025 Milestones

Cemsidomide *IKZF1/3*	✓ **2Q 2025:** Completed Phase 1 dose escalation in MM **3Q 2025:** Present data from completed Phase 1 dose escalation in MM **4Q 2025:** Complete Phase 1 dose escalation in NHL and present data **2H 2025:** Open expansion cohort(s) in PTCL in the ongoing Phase 1/2 trial **2025:** Enable initiation of the next phase of clinical development for cemsidomide with new studies expected to initiate in early 2026
CFT8919 *EGFR L858R*	**Year-end 2025:** Utilize data from Phase 1 dose escalation trial in Greater China to inform ex-China clinical development
CFT1946 *BRAF V600 Mutant*	✓ **2Q 2025:** Complete monotherapy Phase 1 dose escalation trial in BRAF V600 mutant solid tumors ✓ **2Q 2025:** Generate data from Phase 1 cohorts evaluating CFT1946 as a monotherapy in melanoma, in combination with trametinib in melanoma, and in combination with cetuximab in CRC to define and enable next phase of development
Discovery	✓ **2Q 2025:** Advanced two programs to preclinical milestones through the Roche collaboration **2025:** Present and publish preclinical work from internal pipeline and TORPEDO platform **2025:** Advance internal and collaboration programs to key discovery milestones

Multiple myeloma (MM); peripheral T-cell lymphoma (PTCL), a subtype of NHL

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
6

Advancing Oncology and Non-oncology Discovery Programs with Collaboration Partners © 2025 C4 Therapeutics, Inc. Evaluating targets in autoimmune diseases & oncology Advanced two programs to preclinical milestones Discovering targeted protein degraders against critical oncogenic proteins Discovering and developing degrader antibody conjugates in oncology Delivered two development candidates for non-oncology targets1 1Delivered development candidates to Biogen in Q1 2024 and Q3 2024 7

Cemsidomide IKZF1/3 Degrader Multiple Myeloma & Non-Hodgkin’s Lymphoma

Multiple Myeloma

IKZF1/3 Are Key Promoters of Myeloma and Lymphoma Cell Survival and Will Remain Important Therapeutic Targets for These Indications


Hematopoietic
Stem Cell
IKZF1/3
Common Myeloid
Progenitor Cell
Common Lymphoid
Progenitor Cell
Neutrophil
Platelets
IRF4
T-Cell
B-Cell
Plasma Cell
Oncogenic Mutations/Aberrations
T-Cell
Lymphoma
B-Cell
Lymphoma
Multiple
Myeloma
↑ IKZF1/3 and IRF4

Key Roles of IKZF1/3:

- Multiple myeloma and lymphoma cells rely on **IKZF1/3** and **IRF4** for survival
- Degrading **IKZF1/3** leads to down regulation of **IRF4**, promoting myeloma and lymphoma cell death and on-target neutropenia
- **IKFZ1/3** degradation combined with MM immune-based regimens have potential to enhance activity through T-cell activation and cancer cell death by downregulation of **IRF4**

Advantages of Cemsidomide:

- ✓ Cemsidomide is more potent than approved and development stage IKZF1/3 degraders
- ✓ Increased selectivity for IKZF1/3 resulting in reduced off-target toxicity

Multiple myeloma (MM); non-Hodgkin's lymphoma (NHL)

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
9

Multiple Myeloma

Cemsidomide Dose Escalation Is Complete With 100 µg QD Dose Level Declared Safe; Patients Enrolling in the Expansion Cohort at this Dose Level

KEY INCLUSION CRITERIA

- Adults with MM, R/R to at least 3 prior lines of therapy that have included lenalidomide, pomalidomide, a proteasome inhibitor, a glucocorticoid, and an anti-CD38 monoclonal antibody
- Nonresponsive to or progressed within 60 days of prior therapy
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

Phase 1 Study Endpoints

- **Primary:** assess safety, tolerability and define the RP2D/MTD
- **Secondary:** assess PK, PD, and preliminary anti-tumor activity

DOSE ESCALATION
CEMSIDOMIDE 14/14 + DEX*

Utilizing a Bayesian logistic regression model until determination of the MTD and/or RP2D

DL 5 (100 µg QD)
DL 4 (75 µg QD)
DL 3 (62.5 µg QD)
DL 2 (37.5 µg QD)
DL 1 (50 µg MWF)

→ Expansion cohorts

- 10 additional patients will enroll in the 100 µg QD expansion cohort to further characterize cemsidomide's profile

*Cemsidomide administered as 14 days on/14 days off in a 28-day cycle; Dex was dosed on days 1, 8, 15, and 22 at doses of 40 mg orally for patients ≤75 years old and 20 mg orally for patients >75 years old; 2 patients at 100 µg are excluded as they had not completed Cycle 1 as of the data cut off date.
Eastern Cooperative Oncology Group (ECOG); maximum tolerated dose (MTD); Monday Wednesday Friday (MWF); multiple myeloma (MM); once daily (QD); pharmacodynamics (PD); pharmacokinetic (PK); recommended Phase 2 dose (RP2D); relapsed refractory (R/R)

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
10

TEMRA TEM 0 20 40 60 80 100 % positive cells (C1D21 vs C1D1) % p o s it iv e c e ll s C1D1 C1D21 © 2025 C4 Therapeutics, Inc. Clinical Evidence of Immune T-cell Activation With Cemsidomide Monotherapy ** **** TEMRA: Terminally differentiated T-cells TEM: Effector memory T-cells Peripheral blood mononuclear cells (PBMCs); daily dosing (QD); Monday, Wednesday, Friday dosing (MWF); multiple myeloma (MM) Source: C4T data on file as of 11/28/2023 (https://ir.c4therapeutics.com/static-files/ec59b02e-3074-484d-ad88-e81831bf37ed) • 19 patient samples (PBMCs) analyzed by flow cytometry • Aggregate data of 25 µg, 50 µg, and 75 µg Supports potential of cemsidomide as a maintenance therapy option and in combination with other MM agents to improve efficacy: ✓ Cemsidomide induces CD8+ T- cell activation by increasing effector memory T-cell subset ✓ T-cell activation is observed at well-tolerated monotherapy clinical doses ✓ Clinical data consistent with the preclinical in vitro data reported for cemsidomide Multiple Myeloma 11

Updated Cemsidomide Multiple Myeloma Data Further Demonstrate its Potential to Have a Best-in-Class Profile 12© 2025 C4 Therapeutics, Inc. Cemsidomide continued to be well-tolerated with manageable neutropenia1 0% 25% 50% 75% 100% All Dose Cohorts (N=63) 75 µg Cohort (N=20) 100 µg Cohort (N=10) R e sp o n se R a te ORR 33% ORR 40% ORR 50% Compelling anti-myeloma activity observed across multiple doses1 1. Data cut-off date as of April 30,2025; C4T data on file Data presented at ASH with data cutoff date as of 10/11/24, can be found here: https://ir.c4therapeutics.com/static-files/32ae4fdb-d4d9-4a17-a77d-83289c66e91f Overall Response Rate (ORR); minimal residual disease (MRD); complete response (CR); once daily (QD) Cemsidomide +Dex - Overall Response Rates Multiple Myeloma At the 100 µg dose level: • One patient achieved an MRD negative CR • Eight patients (80%) received prior CAR-T or T-cell engager therapy

Multiple Myeloma

Cemsidomide Has the Potential to Become a Treatment Option Across Lines of Therapy and Address a Growing Relapsed Refractory Patient Population

INITIAL CEMSIDOMIDE DEVELOPMENT PATH IN MM

U.S. + EU4 + UK Addressable Patients (2024)[1]	~65,000	~56,000	~49,000	~42,000	≥23,000
Treatment Line	1L	2L	3L	4L	5L+

Studies Currently Being Enabled

- **Phase 1/2 (Escalation/Expansion)** — Cemsidomide/Dex + Anti-CD38 and Cemsidomide + BCMA Bispecific (2L–4L)
- **Phase 2 (Single Arm)** — Cemsidomide + Dex (Post anti-BCMA) (5L+)
  - *Potential Accelerated Approval*

Studies for Registrational Intent

- **Randomized Phase 3** — Cemsidomide + BCMA Bispecific (1-3 prior lines)
- **Randomized Phase 3** — Cemsidomide/Dex + Anti-CD38 (2-4 prior lines; post anti-BCMA)

Development Rationale

- Potentially enhances response durability and treatment duration of BCMA bispecific by preventing T-cell exhaustion
- Provides post anti-BCMA patients a potentially highly efficacious combo where there are limited proven options
- Potential to provide highly refractory patients a treatment option that is tolerable and efficacious where there are limited options

[1] EvaluatePharma (accessed 1/8/25), consulting engagements with Health Advances and Clearview. Germany, Italy, France, and Spain (EU4).
B-cell maturation antigen (BCMA); dexamethasone (Dex); T-Cell engager (TCE); multiple myeloma (MM)

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
13

Multiple Myeloma

With a Potential Best-in-Class Profile, Cemsidomide Is Positioned to Be an IKZF1/3 Degrader of Choice Across Various Combinations

EVOLVING MULTIPLE MYELOMA TREATMENT LANDSCAPE

U.S. + EU4 + UK Addressable Patients (2024)	~65,000	~56,000	~49,000	~42,000	≥23,000
Treatment Line	1L	2L	3L	4L	5L+



Post-Transplant Maintenance[1]
Anti-CD38 Combos
Proteasome Inhibitor Combos
CAR-Ts (+/- Maintenance Therapy)
BCMA/GPRC5D T-cell Engagers and ADC Combos
Other MOAs[2]

CEMSIDOMIDE OPPORTUNITY

- **Potential to address a growing patient population** as current 5L+ treatment options start to be used in earlier lines
- **Cemsidomide has the potential to become the IKZF1/3 degrader of choice** in numerous regimens across lines of therapy given its potent anti-myeloma activity, differentiated safety profile, and immunomodulatory effects
- Cemsidomide has the potential to achieve peak annual revenues of **~$1B as a 5L+ treatment option +dex and over $6B** if labels in combination with a BCMA bispecific and in combination with dex + an anti-CD38 are achieved

[1] Approximately 30% of multiple myeloma patients undergo a hematopoietic stem cell transplant and receive post-transplant maintenance therapy.
[2] Other MOAs approved in MM include dexamethasone combos, anti-SLAMF7 mAbs and XPO1 inhibitors. Potential future treatment options include FcRH5 bispecific T-cell engagers, BCL-2 inhibitors, and others.
Sources: EvaluatePharma (accessed 1/8/25), NCCN guidelines, consulting engagements with Health Advances and Clearview.
B-cell maturation antigen (BCMA); dexamethasone (dex); G protein-coupled receptor, class C, group 5, member D (GPRC5D); monoclonal antibodies (mAbs); mechanism of action (MOA); Germany, Italy, France, and Spain (EU4)

C4 Therapeutics

© 2025 C4 Therapeutics, Inc.

14

NHL

Cemsidomide Phase 1 Dose Escalation Trial in NHL Continues to Progress

KEY INCLUSION CRITERIA

- Adults with NHL, R/R to prior therapy
  - PTCL patients must have received at least 1 prior alkylator-based chemotherapy
  - ALCL patients must have also received a CD-30 mAb
- Nonresponsive to or progressed within 60 days of prior therapy
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

Phase 1 Study Endpoints

- **Primary:** assess safety, tolerability and define the RP2D/MTD
- **Secondary**: assess PK, PD, and preliminary anti-tumor activity

DOSE ESCALATION CEMSIDOMIDE 14/14

Utilizing a Bayesian logistic regression model until determination of the MTD and/or RP2D

75 µg QD
100 µg QD
62.5 µg QD
37.5 µg QD
50 µg QD
25 µg MWF

→ **87.5 µg QD**

Potential to dose escalate back to 100 µg

Anaplastic large cell lymphoma (ALCL); dose escalation meeting (DEM); dose limiting toxicities (DLT); Eastern Cooperative Oncology Group (ECOG); monoclonal antibody (mAb); maximum tolerated dose (MTD); Monday Wednesday Friday (MWF); non-Hodgkin's lymphoma (NHL);once daily (QD); pharmacodynamic (PD); pharmacokinetic (PK); peripheral T-cell lymphoma (PTCL); recommended Phase 2 dose (RP2D); relapsed refractory (R/R)

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
15

Cemsidomide Was Well-tolerated With Manageable Incidents of On- target Neutropenia Common (>20% All Grades) TEAEs and Events of Interest*, n (%) All Grade (N=23) Grade 3 (N=23) Grade 4 (N=23) Infections Upper respiratory tract infection Sepsis Bacteremia Pneumonia 15 (65) 4 (17) 1(4) 1(4) 2 (9) 4 (17) 0 0 0 2 (9) 2 (9) 0 1 (4) 1 (4) 0 Neutropenia 11 (48) 4 (17) 7 (30) Fatigue 11 (48) 1 (4) 0 Cough 7 (30) 0 0 Anemia 6 (26) 4 (17) 0 Peripheral edema 5 (22) 0 0 Febrile neutropenia* 4 (17) 4 (17) 0 Thrombocytopenia* 4 (17) 1 (4) 2 (9) Maculopapular rash* 3 (13) 2 (9) 0 One patient experienced a Grade 5 AE (hip fracture resulting in transfer to hospice) • 2 DLTs occurred at 100 µg QD (Grade 4 thrombocytopenia and Grade 3 febrile neutropenia) • TEAEs leading to discontinuation: 9% (2/23) • 39% (9/23) of patients received G-CSF • 3 of 9 patients received G-CSF in Cycle 1 © 2025 C4 Therapeutics, Inc. *Events of Interest Adverse event (AE); dose limiting toxicities (DLTs); granulocyte colony-stimulating factor (G-CSF); once daily (QD); treatment emergent adverse events (TEAEs) Source: ASH 2024; C4T data as of 10/11/2024.(https://ir.c4therapeutics.com/static-files/32ae4fdb-d4d9-4a17-a77d-83289c66e91f) NHL 16

Compelling and Deep Responses Achieved Across PTCL Subtypes 19% (3) 25% (1) 20% (1) 20% (1) 25% (4) 75% (3) 50% (1) 0% 25% 50% 75% 100% All PTCL (N=16) AITL (N=4) ALCL (N=2) ATLL (N=5) PTCL-NOS (N=5) B e st R e sp o n se % ( N ) CMR PMR PET-CT–based Assessment of PMR or Better by PTCL Subtype* (N=16) ORR 20% ORR 20% ORR 100% ORR 50% © 2025 C4 Therapeutics, Inc. ORR 44% *Investigator assessed response; 2 patients were evaluated based on CT scan and were PD but not evaluable based on PET-CT, both patients are included as PMD for PET-CT based assessment; 2 additional subjects that came off study prior to follow up scans were not considered efficacy evaluable. Angioimmunoblastic T-cell lymphoma (AITL); anaplastic large cell lymphoma (ALCL); adult T-cell lymphoma (ATLL); complete metabolic response (CMR); overall response rate (ORR); partial metabolic response (PMR); peripheral T- cell lymphoma (PTCL); peripheral T-cell lymphoma not-otherwise specified (PTCL-NOS) Source: ASH 2024; C4T data as of 10/11/2024.(https://ir.c4therapeutics.com/static-files/32ae4fdb-d4d9-4a17-a77d-83289c66e91f) • Cemsidomide monotherapy produced responses in all four PTCL subtypes • All AITL patients (4/4) experienced a metabolic response NHL 17

NHL

Cemsidomide NHL Data Supports Further Development in PTCL, Which Provides the Fastest Path to Market

INITIAL CEMSIDOMIDE DEVELOPMENT PATH IN PTCL

U.S. + EU4 + UK Addressable Patients (2024)[1]	~16,000	≤12,000
Treatment Line	1L	2L+
Study Currently Being Enabled		**Phase 2 (Single Arm)** Cemsidomide Monotherapy (2L+ R/R PTCL) *Potential Accelerated Approval*
Study for Registrational Intent	**Randomized Phase 3** Cemsidomide + SOC[2] (treatment naïve)	
Development Rationale	Potentially enhance response durability and decrease chemotherapy use, thus providing a more tolerable and durable option	Potentially provides R/R patients a treatment option that is tolerable and efficacious where there are limited options

[1] EvaluatePharma, ACS, consulting engagements with Health Advances and Clearview.
[2] Standard of care (SOC) for 1L patients with CD30+ disease is brentuximab vedotin +/- chemotherapy and for CD30- patients it is the CHOP chemotherapy regimen (cyclophosphamide, doxorubicin, vincristine, prednisone)
Germany, Italy, France, and Spain (EU4); peripheral t-cell lymphoma (PTCL); relapsed refractory (R/R); standard of care (SOC)

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
18

2 Cemsidomide Has a Strategic Path to Become a Potential Backbone Therapy for MM and NHL Across Various Lines of Treatment Dex combination in late-line MM In combination with MM agents in 2/3L Establish as backbone treatment across MM (1L+) • Highest unmet patient need opportunities in a growing population • Fastest path to label • Combination strategies with other MM agents to expand to 2L+ MM • Combine with standard of care in front-line NHLs • Maximize broad applicability • Drive revenue growth Monotherapy in 2L+ PTCL Expand to 1L PTCL in combination with SOC Establish as backbone treatment across NHL Multiple myeloma (MM); non-Hodgkin’s lymphoma (NHL); peripheral T-cell lymphoma (PTCL); standard of care (SOC) 1 3 © 2025 C4 Therapeutics, Inc. 19

CFT8919 EGFR L858R Degrader Non-Small Cell Lung Cancer

CFT8919 Is a Potent, Oral, Allosteric, Mutant-selective Degrader of EGFR L858R With Potential to Improve Outcomes for NSCLC Patients CFT8919 Orthosteric Inhibitor Potential Degrader Advantages of CFT8919: CFT8919 exploits an allosteric binding site created by the L858R mutation, thereby avoiding resistance mutations to the orthosteric site Potent and selective against L858R regardless of secondary mutations with potential for more durable activity in this setting Does not hit wild-type, potentially resulting in better tolerability Non-small cell lung cancer (NSCLC); epidermal growth factor receptor (EGFR) Current Approved EGFR Inhibitors Have Limitations: • Patients become refractory due to secondary mutations • NSCLC patients with L858R have inferior clinical outcomes • Toxicities associated with inhibition of wild-type EGFR limit tolerability © 2025 C4 Therapeutics, Inc. 21

CFT8919 Binds to Allosteric Site, Avoiding Impact of L858R Non-classical Co-mutations in the Orthosteric Binding Pocket

EGFR-L858R Tumors More Frequently Co-express Non-classical EGFR Mutations Before Exposure to EGFR TKI[1]



Relative number of cases
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Others
A289V
T725M
R776H
L833X
L62R
S768I
V864L
E709X
Ex19del
L858R

Patients with L858R Do Less Well on Osimertinib Therapy vs Ex19del



Overall survival (%)
100
75
50
25
0
EGFR del19
EGFR L858R
0
1
2
3
Years
Number at risk
EGFR del19 50 39 11 0
EGFR L858R 26 16 2 0

Overall survival by type of mutation in patients with Stage IV EGFR mutated NSCLC and brain metastasis who received first-line treatment with osimertinib

CFT8919 binds to the allosteric site, potentially avoiding the impact of non-classical co-mutations with L858R, where inhibitors demonstrate lower PFS in this patient population than those with EXON 19 deletion

Sources: 1. From Black Diamond's analyses of 94,939 sequencing reports from treatment naive NSCLC (Guardant Health) presented at AACR 2024 (https://blackdiamondtherapeutics.com/assets/files/AACR_2024__BDTX-1535_FINAL_Presentation_20240405.pdf) 2. Gitenbeek, et al. 2023
Progression free survival (PFS)

C4 Therapeutics

© 2025 C4 Therapeutics, Inc.

22

Mean plasma concentration shown for n > 2 Mean plasma concentration shown for n > 2 CFT8919 Is Selective for EGFR L858R and Active in a Setting of Osimertinib Resistance in Preclinical Models Source: C4T data on file; Presented at Keystone Symposium 2021 (https://c4therapeutics.com/wp-content/uploads/Preclinical-Evaluation-of-CFT8919-as-a-Mutant-Selective-Degrader- of-EGFR-with-L858R-Activating-Mutations-for-the-Treatment-of-Non-Small-Cell-Lung-Can.pdf) Investigational new drug application (IND) EGFR-L858R EGFR-L861Q 0 5 10 15 0 500 1000 1500 2000 Days of Treatment B a F 3 E G F R L 8 5 8 R /T 7 9 0 M /C 7 9 7 S T u m o r v o lu m e ( m m 3 ) Vehicle PO BID Osimertinib 25 mpk PO QD CFT8919 10 mpk PO BID CFT8919 25 mpk PO BID CFT8919 50 mpk PO BID Specific for EGFR Exon 21 Mutants Active in Setting of EGFR C797S © 2025 C4 Therapeutics, Inc. 23

Mean plasma concentration shown for n > 2 Mean plasma concentration shown for n > 2 Mean plasma concentration shown for n > 2 CFT8919 Demonstrates Activity in Brain Metastasis Model Source: C4T data on file; presented at TPD Summit 2021 (https://c4therapeutics.com/wp-content/uploads/C4_CFT8919_TPD_Summit_Presentation.pdf) By mouth (PO); twice daily (BID) 4 6 8 10 12 10 100 1000 10000 Time (hr) C F T 8 9 1 9 c o n c e n tr a ti o n in p la s m a ( n g /m l) a n d t u m o r (n g /g ) Plasma Tumor in brain Plasma clearance t1/2 = 3.1 hrs 0 5 10 15 0 200 400 600 Study Day B L I (p h o to n s /s × 1 0 6 ) Vehicle CFT8919 (50mg/kg PO BID) 0 5 10 15 -20 -10 0 10 20 Study Day B o d y W e ig h t C h a n g e ( % ) * *Body weight loss due to tumor burden 50 mg/kg single dose PO Mean Plasma & Tumor Concentration In vivo Efficacy In vivo Body Weight Change © 2025 C4 Therapeutics, Inc. 24

CFT8919 Has the Potential to Address Multiple Opportunities with High Unmet Needs

CFT8919's Fastest Path to Market Is in 2L+ With Potential to Expand Into Front-Line

2L+

Development Rationale:

- Fast path to market
- Lack of therapies after patients relapse with secondary mutation (i.e., C797S)

Front-line

Development Rationale:

- Large patient opportunity
- Potential to increase responses and durability in L858R patients

Dose escalation in Greater China is advancing; C4T to utilize data to inform ex-China clinical development

2024 Annual Incidence of EGFR L858R Mutated NSCLC[1]:

- **U.S.:** ~17,000
- **China:** ~189,000
- **EU4 + UK:** ~13,000

[1] EvaluatePharma (accessed on 1/10/25), consulting engagements with Health Advances and Clearview. Germany, Italy, France, and Spain (EU4)

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
25

Prioritized Portfolio with Multiple 2025 Milestones

Cemsidomide *IKZF1/3*	✓ **2Q 2025:** Completed Phase 1 dose escalation in MM **3Q 2025:** Present data from completed Phase 1 dose escalation in MM **4Q 2025:** Complete Phase 1 dose escalation in NHL and present data **2H 2025:** Open expansion cohort(s) in PTCL in the ongoing Phase 1/2 trial **2025:** Enable initiation of the next phase of clinical development for cemsidomide with new studies expected to initiate in early 2026
CFT8919 *EGFR L858R*	**Year-end 2025:** Utilize data from Phase 1 dose escalation trial in Greater China to inform ex-China clinical development
CFT1946 *BRAF V600 Mutant*	✓ **2Q 2025:** Complete monotherapy Phase 1 dose escalation trial in BRAF V600 mutant solid tumors ✓ **2Q 2025:** Generate data from Phase 1 cohorts evaluating CFT1946 as a monotherapy in melanoma, in combination with trametinib in melanoma, and in combination with cetuximab in CRC to define and enable next phase of development
Discovery	✓ **2Q 2025:** Advanced two programs to preclinical milestones through the Roche collaboration **2025:** Present and publish preclinical work from internal pipeline and TORPEDO platform **2025:** Advance internal and collaboration programs to key discovery milestones

Multiple myeloma (MM); peripheral T-cell lymphoma (PTCL), a subtype of NHL

C4 Therapeutics
© 2025 C4 Therapeutics, Inc.
26